UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2011

CC MEDIA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53354	26-0241222
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 East Basse Road

San Antonio, Texas 78209

(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 822-2828

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

9.0% Priority Guarantee Notes Due 2021

On February 23, 2011, Clear Channel Communications, Inc. (“CCU”), an indirect subsidiary of CC Media Holdings, Inc., completed the sale to several initial purchasers represented by Goldman, Sachs & Co. and Citigroup Global Markets Inc. (the “Initial Purchasers”) of $1,000,000,000 in aggregate principal amount of its 9.0% Priority Guarantee Notes due 2021 (the “Notes”). The Initial Purchasers subsequently sold the Notes to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to persons outside of the United States pursuant to Regulation S under the Securities Act.

CCU used the net proceeds from the offering, together with cash on hand, to repay a portion of indebtedness outstanding under CCU’s senior secured credit facilities, to pay fees and expenses incurred in connection with amendments to CCU’s senior secured credit facilities and its receivables based credit facility and to pay fees and expenses in connection with the offering. CCU will also use the net proceeds from the offering to repay at maturity $500.0 million of CCU’s 6.25% Senior Notes due 2011, which mature on March 15, 2011.

Indenture

The Notes were issued pursuant to an indenture, dated as of February 23, 2011 (the “Indenture”), among CCU, Clear Channel Capital I, LLC, the subsidiary guarantors named therein (collectively with Clear Channel Capital I, LLC, the “Guarantors”), Wilmington Trust FSB, as trustee, and the other agents named therein. The Notes mature on March 1, 2021 and bear interest at a rate of 9.0% per annum, payable semi-annually in arrears on March 1 and September 1 of each year, beginning on September 1, 2011. The Notes are CCU’s senior obligations and are fully and unconditionally guaranteed, jointly and severally, on a senior basis by the Guarantors. The Notes and the Guarantors’ obligations under the guarantees are secured by (1) a lien on (a) the capital stock of CCU and (b) certain property and related assets that do not constitute “principal property” (as defined in the indenture governing certain legacy notes of CCU), in each case equal in priority to the liens securing the obligations under CCU’s senior secured credit facilities, subject to certain exceptions, and (2) a lien on the accounts receivable and related assets securing CCU’s receivables based credit facility junior in priority to the lien securing CCU’s obligations thereunder, subject to certain exceptions.

CCU may redeem the Notes at its option, in whole or part, at any time prior to March 1, 2016, at a price equal to 100% of the principal amount of the Notes redeemed, plus accrued and unpaid interest to the redemption date and plus an applicable premium. CCU may redeem the Notes, in whole or in part, on or after March 1, 2016, at the redemption prices set forth in the Indenture plus accrued and unpaid interest to the redemption date. At any time on or before March 1, 2014, CCU may elect to redeem up to 40% of the aggregate principal amount of the Notes at a redemption price equal to 109.0% of the principal amount thereof, plus accrued and unpaid interest to the redemption date, with the net proceeds of one or more equity offerings.

The Indenture contains covenants that limit CCU’s ability and the ability of its restricted subsidiaries to, among other things: (i) pay dividends, redeem stock or make other distributions or investments; (ii) incur additional debt or issue certain preferred stock; (iii) modify any of CCU’s existing senior notes; (iv) transfer or sell assets; (v) engage in certain transactions with affiliates; (vi) create restrictions on dividends or other payments by the restricted subsidiaries; and (vii) merge, consolidate or sell substantially all of CCU’s assets. The Indenture contains covenants that limit Clear Channel Capital I, LLC’s and CCU’s ability and the ability of its restricted subsidiaries to, among other things: (i) create liens on assets and (ii) materially impair the value of the security interests taken with respect to the collateral for the benefit of the notes collateral agent and the holders of the Notes. The Indenture also provides for customary events of default.

The description of the Notes and the Indenture contained in this Current Report on Form 8-K is qualified in its entirety by reference to the complete text of the Indenture, a copy of which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Amended and Restated Credit Agreement

On February 15, 2011, CCU entered into the Amendment and Restatement Agreement, dated as of February 15, 2011, among CCU, Clear Channel Capital I, LLC, the subsidiary co-borrowers and foreign subsidiary borrowers named therein, Citibank, N.A., as Administrative Agent, and the lenders from time to time party thereto and the other agents party thereto, to amend and restate its senior secured cash flow-based credit facilities (the “Amendment”). On February 23, 2011, upon the satisfaction of all conditions set forth in the Amendment, the Amended and Restated Credit Agreement (the “Amended Credit Agreement”), dated as of February 23, 2011, by and among CCU, the subsidiary co-borrowers party thereto, the foreign subsidiary revolving borrowers thereto, Clear Channel Capital I, LLC, Citibank, N.A., as Administrative Agent, the lenders from time to time party thereto and the other agents party thereto, became effective. The Amended Credit Agreement, among other things, permits CCU to request future extensions of the maturities of its senior secured cash flow-based credit facilities, provides CCU with greater flexibility in the use of its accordion provisions, provides CCU with greater flexibility to incur new debt, provided that such new debt is used to pay down senior secured credit facility indebtedness, and provides greater flexibility for CCU’s indirect subsidiary Clear Channel Outdoor Holdings, Inc. and its subsidiaries to incur new debt (provided the incurrence of that new debt is otherwise permitted to be incurred by such subsidiaries).

The foregoing is only a summary of the material terms of the Amended Credit Agreement and does not purport to be complete, and is qualified in its entirety by reference to the Amended Credit Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Registration Rights Agreement

On February 23, 2010, in connection with the private placement of the Notes, CCU, the Guarantors and the Initial Purchasers entered into an Exchange and Registration Rights Agreement (the “Registration Rights Agreement”). The terms of the Registration Rights Agreement require CCU and the Guarantors to (i) use their commercially reasonable efforts to file with the Securities and Exchange Commission within 210 days after the date of the initial issuance of the Notes, a registration statement with respect to an offer to exchange the Notes for a new issue of debt securities registered under the Securities Act, with terms substantially identical to those of the Notes (except for provisions relating to the transfer restrictions and payment of additional interest); (ii) use their commercially reasonable efforts to consummate such exchange offer within 270 days after the date of the initial issuance of the Notes; and (iii) in certain circumstances, file a shelf registration statement for the resale of the Notes. If CCU and the Guarantors fail to satisfy their registration obligations under the Registration Rights Agreement, then CCU will be required to pay additional interest to the holders of the Notes, up to a maximum additional interest rate of 0.50% per annum.

The foregoing is only a summary of the material terms of the Registration Rights Agreement and does not purport to be complete, and is qualified in its entirety by reference to the Amended Credit Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 4.2 and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01. Other Events.

On February 23, 2011, CCU issued a press release that publicly announced the issuance of the Notes. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 attached hereto and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

4.1	Indenture, dated as of February 23, 2011, among Clear Channel Communications, Inc., Clear Channel Capital I, LLC, the other guarantors party thereto, Wilmington Trust FSB, as Trustee, and the other agents party thereto (Incorporated by reference to Exhibit 4.1 to Clear Channel Communication, Inc.’s Current Report on Form 8-K dated February 23, 2011).

4.2	Exchange and Registration Rights Agreement, dated February 23, 2011, by and among Clear Channel Communications, Inc., Clear Channel Capital I, LLC, certain subsidiary guarantors named therein and the initial purchasers named therein (Incorporated by reference to Exhibit 4.2 to Clear Channel Communication, Inc.’s Current Report on Form 8-K dated February 23, 2011).

10.1	Amended and Restated Credit Agreement, dated as of February 23, 2011, by and among Clear Channel Communications, Inc., the subsidiary co-borrowers party thereto, the foreign subsidiary revolving borrowers thereto, Clear Channel Capital I, LLC, Citibank, N.A., as Administrative Agent, the lenders from time to time party thereto and the other agents party thereto (Incorporated by reference to Exhibit 10.1 to Clear Channel Communication, Inc.’s Current Report on Form 8-K dated February 23, 2011).

99.1	Press Release of Clear Channel Communications, Inc. dated February 23, 2011 Announcing the Closing of the Priority Guarantee Notes Offering (Incorporated by reference to Exhibit 99.1 to Clear Channel Communication, Inc.’s Current Report on Form 8-K dated February 23, 2011).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CC MEDIA HOLDINGS, INC.

Date: February 24, 2011	By:	/s/ Scott D. Hamilton
Scott D. Hamilton
Senior Vice President, Chief Accounting Officer and Assistant Secretary

Exhibit Index

Exhibit No.	Description

4.1	Indenture, dated as of February 23, 2011, among Clear Channel Communications, Inc., Clear Channel Capital I, LLC, the other guarantors party thereto, Wilmington Trust FSB, as Trustee, and the other agents party thereto (Incorporated by reference to Exhibit 4.1 to Clear Channel Communication, Inc.’s Current Report on Form 8-K dated February 23, 2011).

4.2	Exchange and Registration Rights Agreement, dated February 23, 2011, by and among Clear Channel Communications, Inc., Clear Channel Capital I, LLC, certain subsidiary guarantors named therein and the initial purchasers named therein (Incorporated by reference to Exhibit 4.2 to Clear Channel Communication, Inc.’s Current Report on Form 8-K dated February 23, 2011).

10.1	Amended and Restated Credit Agreement, dated as of February 23, 2011, by and among Clear Channel Communications, Inc., the subsidiary co-borrowers party thereto, the foreign subsidiary revolving borrowers thereto, Clear Channel Capital I, LLC, Citibank, N.A., as Administrative Agent, the lenders from time to time party thereto and the other agents party thereto (Incorporated by reference to Exhibit 10.1 to Clear Channel Communication, Inc.’s Current Report on Form 8-K dated February 23, 2011).

99.1	Press Release of Clear Channel Communications, Inc. dated February 23, 2011 Announcing the Closing of the Priority Guarantee Notes Offering (Incorporated by reference to Exhibit 99.1 to Clear Channel Communication, Inc.’s Current Report on Form 8-K dated February 23, 2011).